UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-08128

Name of Fund: W.P. Stewart & Co. Growth Fund, Inc.

Fund Address:	527 Madison Avenue
New York, New York 10022

Name and address of agent for service:	W.P. Stewart & Co., Inc. 527 Madison Avenue New York, New York 10022 Attention: Michael W. Stamm

Registrant’s telephone number, including area code: (212) 750-8585

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1 – REPORT TO SHAREHOLDERS

W.P. STEWART & CO. GROWTH FUND, INC.

Annual Report

December 31, 2006

W.P. Stewart & Co. Growth Fund, Inc.
Annual Report to Shareholders as of December 31, 2006

Management Comments

Review of the Year

The Fund’s net asset value per share closed on December 31, 2006 at $190.35 after giving effect to a distribution of $14.94 per share. This represents a total investment return of 6.85% for 2006 compared to a total return of 15.79% for the S&P 500 Index over the same period. Complete performance information, including average annual total returns, can be found on page 1 of this report.

The big picture story was that 2006 was a “tale of two years” – a weak start and a strong finish. In the first part of the year, results came under significant pressure, with post-fee returns down more than 8% through early August. During the second part of the year, however, results bounced back with a vengeance. From the low point in early August through year-end, the appreciation of the Fund was in the mid-teens, outperforming the S&P. In our view, August 2006 may prove to be the overdue inflection point marking a shift of investor interest back toward high quality large cap growth companies.

From the start of 2000 through the summer of 2006, price earnings ratios for the S&P 500 and for large growth stocks in particular have been under significant pressure. To be sure, this long stretch was preceded by a phenomenal run at the end of the 1990’s; a time when speculation in certain sectors, notably internet and technology names, proved rampant.

But the net effect of the 7 year period ending 2006 was to bring price/earnings ratios down from lofty levels in 2000 to attractive levels today. This is especially true when you consider that the price earnings ratio on the Fund today – at 20-times estimated forward twelve months earnings – equates to a 5% earnings yield, in a world where long bond yields stand at less than 5%.

Notwithstanding these broader themes, our stock selection proved mixed in 2006. The strongest contributors during the year were Walt Disney, Charles Schwab, and Time Warner, while Amgen, Williams-Sonoma, and Amazon detracted from results. We continue to execute the investment strategy that has delivered results over time, while recognizing that markets can be unforgiving when one’s investment style is out of favor.

Long-term View

We believe that during 2007 the market’s focus will shift from valuation to sustainable earnings growth. It has been a phenomenal period of earnings growth for corporate America as a whole. But from start to finish this decade, this earnings growth has generally been swamped by multiple compression, which we now think is behind us. So in that vein, the mantra is to keep delivering on the earnings. We think that the companies in the Fund will do just that: the Fund owns companies that we believe are run by first rate managements, are leaders in their fields, and most of which have large global opportunities.

Conversely, expectations for profit growth in the broader market are decelerating, as heralded in a January 2, 2007 article in The Wall Street Journal entitled “Profits Likely to Slow in ’07”. The article noted that corporate profits had grown by double digits for the past five years, but now the consensus forecast is for 6% profit growth both this year and next. It is worth noting that two sectors that were strong performers in 2006 and in the years prior, Energy and Materials (both areas we eschew with our focus away from commodity-oriented businesses and toward franchise companies with superior

W.P. Stewart & Co. Growth Fund, Inc.
Annual Report to Shareholders as of December 31, 2006

Management Comments (Continued)

business models), are both forecast to see 20%-30% profit gains in 2006 plunge to nominally positive territory starting this year. As an aside, while a drop to 6% or so in overall corporate profit growth may seem unduly conservative, this level of growth is generally consistent with longer term averages.

From our perspective, our absolute earnings growth potential looks good, our relative earnings growth potential looks better, and the valuation on the Fund’s portfolio appears attractive.

There are always risks. While a worse than expected economy could dampen profit gains some, the biggest problems would emerge from a resurgence in inflation – which is not the most likely outcome in our minds – and geopolitical troubles – which from time to time certainly dominate markets. Both of these issues could at the very least restrain what we believe is shaping up as a more sanguine valuation period.

In the end, we are a bottom-up shop looking for strong, growing franchises that will execute in the face of many different macroeconomic headwinds and tailwinds. We like what we own and will both continue to seek out new opportunities and utilize our valuation system as we deem appropriate. Undoubtedly, mistakes will be made along the way, but overall, we find that sticking to our discipline, and ignoring the noise of the crowd has served us well over time in the past, and we believe will do so going forward as well.

We are quite optimistic about this year and both the absolute and relative performance potential of the Fund’s portfolio.

John C. Mahler, Jr.
 President and Portfolio Manager
New York, NY
 January 2007

W.P. Stewart & Co., Inc.
Investment Adviser

W.P. Stewart & Co. Growth Fund, Inc.
 Comparison of a Hypothetical $50,000 Investment
W.P. Stewart & Co. Growth Fund vs. S&P 500 Index*

Average Annual Total Returns (for the periods ended December 31, 2006)

				Return Since
	One Year	Five Year	Ten Year	Inception*

W.P. Stewart & Co. Growth Fund, Inc.	6.85%	5.31%	7.13%	9.89%
S&P 500 Index**	15.79%	6.19%	8.42%	11.01%

*	Inception Date of Fund: February 28, 1994
**	The S&P 500 Index is the Standard & Poor’s Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

The Fund’s returns are calculated assuming reinvestment of all dividends and distributions at net asset value during the period. The S&P 500 Index returns assume no transaction costs. The return figures above represent past performance which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, and therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. To obtain current month-end performance numbers, please call our toll free number: (888) 695 4092.

W.P. Stewart & Co. Growth Fund, Inc.
Understanding Your Fund’s Expenses
December 31, 2006

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management and administrative services, among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of that fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, which if they were included, would increase your costs. Your Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load”. Costs are described in more detail in the Fund’s prospectus.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06-12/31/06

Actual	$1,000.00	$1,109.48	$10.09
Hypothetical (5% return before expenses)	$1,000.00	$1,015.64	$9.64

* Expenses are equal to the Fund’s annualized expense ratio of 1.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

W.P. Stewart & Co. Growth Fund, Inc.
Fund Profile
December 31, 2006

The information below gives you a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

Portfolio Sectors*
% of Fund’s Net Assets

*	For reporting purposes, industry classifications are combined in this Portfolio Sectors chart. For industry classifications, please see the Schedule of Investments starting on page 4.

Top Ten Stocks as of December 31, 2006
% of Fund’s Net Assets

The Walt Disney Company	8.8%
American Express Company	7.2%
Target Corporation	6.8%
Qualcomm Inc.	6.7%
eBay Inc.	6.4%
Procter & Gamble Company	6.3%
Amgen Inc.	6.1%
Wyeth	4.8%
Charles Schwab Corporation	4.8%
PepsiCo, Inc.	4.8%

W.P. Stewart & Co. Growth Fund, Inc.
Schedule of Investments
December 31, 2006

Name of Issuer and Title of Issue
	Shares	Fair Value

COMMON STOCKS - 98.0%

Consumer Products - 6.3%
Procter & Gamble Company	93,200	$5,989,964

Cruise Lines - 4.8%
Carnival Corporation	92,700	4,546,935

Data Processing/Management - 0.4%
Paychex, Inc.	10,000	395,400

Diversified Industrial - 4.5%
General Electric Company	114,200	4,249,382

Drug Stores - 4.1%
Walgreen Company	85,200	3,909,828

Drugs & Health Care - 11.7%
Amgen Inc. (a)	85,450	5,837,089
Johnson & Johnson	9,750	643,695
Wyeth	90,400	4,603,168

		11,083,952

E-Commerce/Services - 6.4%
eBay Inc. (a)	202,200	6,080,154

Finance & Banking - 12.0%
American Express Company	112,595	6,831,139
Charles Schwab Corporation	237,600	4,595,184
		11,426,323

Food & Beverages - 12.2%
Kellogg Company	90,950	4,552,957
PepsiCo, Inc.	72,800	4,553,640
Wm. Wrigley Jr. Company	48,000	2,482,560

		11,589,157

Hotels & Restaurants - 1.9%
Marriott International, Inc., Class A	36,700	1,751,324

Medical Instruments & Supplies - 0.6%
Stryker Corporation	10,000	551,100

Multimedia - 13.6%
The Walt Disney Company	243,900	8,358,453
Time Warner Inc.	209,000	4,552,020

		12,910,473

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Schedule of Investments (Continued)
December 31, 2006

Name of Issuer and Title of Issue
	Shares	Fair Value

COMMON STOCKS - (Continued)

Retail - 12.5%
Amazon.com, Inc. (a)	97,800	$3,859,188
Target Corporation	114,025	6,505,126
Whole Foods Market, Inc.	23,000	1,079,390
Williams-Sonoma, Inc.	14,600	459,024

		11,902,728

Software - 0.3%
Microsoft Corporation	9,986	298,182

Wireless Communications - 6.7%
Qualcomm Inc.	169,000	6,386,510

TOTAL COMMON STOCKS - (Cost $80,190,119)		93,071,412

SHORT TERM INVESTMENTS - 1.9%

Repurchase Agreement - 1.9%	Principal
	Amount

Agreement with State Street Corporation, 2.55%, dated
12/29/2006, to be repurchased at $1,814,514 on
01/02/2007, collateralized by $1,450,000 U.S. Treasury
Bond, 7.25% maturing 08/15/2022 (value $1,853,390)	1,814,000	1,814,000

TOTAL SHORT TERM INVESTMENTS - (Cost $1,814,000)		1,814,000

Total Investments - (Cost $82,004,119) - 99.9%		94,885,412
Other Assets Less Liabilities - 0.1%		129,322

Net Assets - 100.0%		$95,014,734

(a) No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments in securities, at fair value (cost $80,190,119)	$93,071,412
Repurchase Agreement, at fair value (cost $1,814,000)	1,814,000
Cash	170
Receivable for investments sold	328,994
Receivable for Fund shares sold	187,105
Dividends and interest receivable	154,584
Other assets	18,067

Total Assets	95,574,332

Liabilities:
Advisory fee payable	367,279
Payable for Fund shares purchased	152,005
Accrued expenses and other payables	40,314

Total Liabilities	559,598

Net Assets	$95,014,734

Net assets consist of:
Capital stock ($0.001 par value; 100,000,000 shares
authorized, 499,169 shares issued and outstanding)	$499
Capital paid in excess of par	80,397,119
Accumulated realized gain on investments - net	1,735,823
Unrealized appreciation on investments - net	12,881,293

Net Assets	$95,014,734

Net asset value per share	$190.35

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statement of Operations
Year Ended December 31, 2006

Investment Income:
Dividends	$1,153,395
Interest	56,115

Total investment income	1,209,510

Expenses:
Investment advisory fees	1,453,933
Legal fees	475,449
Administrative fees	82,459
Directors fees	71,250
Audit fees	65,000
Custodian fees	61,232
Transfer agent fees	41,555
Registration fees	30,943
Printing fees	27,665
Insurance fees	23,962
Miscellaneous fees	22,955

Total expenses before amounts paid or reimbursed	2,356,403
Expenses paid or reimbursed by the Adviser	(528,887)

Net Expenses	1,827,516

Net investment loss	(618,006)

Realized and Unrealized Gain/(Loss) from Investments:
Net realized gain from investments	7,463,649
Net change in unrealized appreciation/(depreciation) on investments	(678,702)

Net realized and unrealized gain from investments	6,784,947

Net Increase in Net Assets Resulting from Operations	$6,166,941

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statements of Changes in Net Assets
Years Ended December 31, 2006 and 2005

	2006	2005

Increase/(Decrease) in Net Assets from Operations:
Net investment loss	$(618,006)	$(858,546)
Net realized gain from investments	7,463,649	10,147,375
Net change in unrealized appreciation/(depreciation)
on investments	(678,702)	(3,888,221)

Net increase in net assets resulting
from operations	6,166,941	5,400,608

Distributions to Shareholders from:
Net realized gain from investments	(7,156,979)	(7,386,126)

Fund Share Transactions:
Proceeds from shares sold	14,512,649	21,353,017
Shares issued to shareholders
in reinvestment of distributions	6,607,965	6,921,094
Cost of redemptions	(25,388,174)	(10,033,157)

Net (decrease)/increase in net assets from
Fund share transactions	(4,267,560)	18,240,954

Net (Decrease)/Increase in Net Assets	(5,257,598)	16,255,436

Net Assets:
Beginning of year	100,272,332	84,016,896

End of year	$95,014,734	$100,272,332

Undistributed net investment income/(loss), end of year	$0	$0

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Financial Highlights

	2006	2005	2004

Income from Investment Operations:
Per Share Operating Performance:
Net asset value, beginning of year	$192.59	$196.70	$175.37

Net investment loss	(1.24)	(1.65)	(1.00)
Net realized and unrealized gain
from investments	13.94	12.72	31.93

Net increase from investment
operations	12.70	11.07	30.93
Distributions to shareholders from net
realized gains on investments	(14.94)	(15.18)	(9.60)

Net asset value, end of year	$190.35	$192.59	$196.70

Total Investment Return (a)	6.85%	5.49%	17.73%

Ratios and Supplemental Data:
Ratio of net expenses to average
net assets	1.89%	1.88%	1.93%
Ratio of total expenses to average
net assets, including expenses paid
or reimbursed by the Adviser	2.43%	2.24%	2.30%
Ratio of net investment loss to
average net assets	(0.64)%	(0.94)%	(0.54)%
Portfolio turnover	44%	49%	60%
Net assets, end of year (in thousands)	$95,015	$100,272	$84,017

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated.This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Financial Highlights (Continued)

	2003	2002

Income from Investment Operations:
Per Share Operating Performance:
Net asset value, beginning of year	$150.08	$180.73

Net investment loss	(1.41)	(1.46)
Net realized and unrealized gain/(loss)
from investments	26.70	(28.27)

Net increase/(decrease) from investment
operations	25.29	(29.73)
Distributions to shareholders from net
realized gains on investments	0.00	(0.92)

Net asset value, end of year	$175.37	$150.08

Total Investment Return (a)	16.85%	(16.46)%

Ratios and Supplemental Data:
Ratio of net expenses to average
net assets	1.99%	1.97%
Ratio of total expenses to average
net assets, including expenses paid
or reimbursed by the Adviser	2.43%	2.46%
Ratio of net investment loss to
average net assets	(0.93)%	(0.94)%
Portfolio turnover	32%	40%
Net assets, end of year (in thousands)	$76,518	$56,046

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated.This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements
December 31, 2006

1. Organization and Fund Description
 W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). It was incorporated under the laws of the State of Maryland in September 1993. The Fund’s investment objective is to earn capital gains for shareholders.The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund’s investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the “Adviser.” Shares of the Fund are available for subscription by eligible investors. There is no sales charge.

2. Significant Accounting Policies
 The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates: The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation: The Fund values its portfolio as directed by the Board of Directors at the close of business of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., New York City time) of each day the NYSE is open for trading (each, a “Business Day”).

In general, the Fund values its portfolio holdings as of their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or any comparable foreign over-the-counter quotation system providing last sale data or, in the case of securities included in NASDAQ at the NASDAQ Official Closing Price, or if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund or the Fund’s Valuation Committee.

Investment Transactions: The Fund records all securities transactions on a trade date basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

Repurchase Agreements: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
December 31, 2006

Federal Income Taxes: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders: The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Reclassification of Components of Net Assets: At December 31, 2006, the Fund reclassified certain components of net assets. The reclassification was the result of permanent book to tax differences pertaining to the reclassification of the current year’s net operating losses of $618,006. The reclassification resulted in an increase to undistributed net investment income of $618,006, a decrease to accumulated realized gain on investments of $305,191 and a decrease to capital paid in excess of par of $312,815. Net assets were not affected by the change.

3. Distributions to Shareholders
 For the years ended December 31, 2006 and 2005, the Fund paid distributions of $7,156,979 and $7,386,126, which represented $14.942227 and $15.176202 per share, respectively.

The tax character of distributions paid was as follows:

	2006	2005

Distributions paid from:
Ordinary income	$0	$1,127,128
Long-term capital gain	7,156,979	6,258,998

	7,156,979	7,386,126
Return of Capital	0	0

	$7,156,979	$7,386,126

As of December 31, 2006, the components of distributable earnings (loss deferrals) on a tax basis were as follows:

Undistributed ordinary income	$0
Undistributed long-term capital gain	1,863,420
Unrealized appreciation	12,753,694
Loss deferrals and carry forwards	0
Undistributed Capital - Other	2

$14,617,116

As of December 31, 2006, unrealized appreciation and depreciation for Federal income tax purposes was $13,039,160 and $285,466, respectively. The aggregate cost of investments at December 31, 2006 for Federal income tax purposes was $82,131,718.The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales. There are no capital losses to be carried forward to offset future capital gains.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
December 31, 2006

4. Related Party Agreements and Other Transactions with Affiliates
Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund’s average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund’s account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition to this arrangement, the Adviser may also from time to time voluntarily reimburse or pay certain expenses of the Fund. For the year ended December 31, 2006, audit and legal fees reimbursed, paid or accrued by the Adviser amounted to $516,547.

In 2002, the Fund entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) in connection with the promotion and distribution of the Fund’s shares. The Distributor is not affiliated with the Adviser. The Adviser has agreed to bear, out of its own resources, all of the fees payable to the Distributor for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares. For the year ended December 31, 2006, these fees and expenses paid or accrued by the Adviser amounted to $12,340.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the year ended December 31, 2006, the Adviser’s affiliate earned $172,278 in commissions as broker on trades of portfolio securities.

Each of the directors who is not an “interested person” of the Fund or the Adviser as defined under the Investment Company Act of 1940 (the “Independent Directors”) is entitled to be paid by the Fund a fee of $1,875 for each meeting that he or she attends of the Fund’s Board of Directors and each meeting of any committee of the Board of Directors that he or she attends. The Chairman of the Audit Committee receives an additional $1,875 per annum. For the year ended December 31, 2006, the Fund has paid a total of $71,250 to the Independent Directors for their services.

5. Administration Agreement
 The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the “Administrator”) dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund’s net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

6. Line of Credit
 On April 29, 2003, the Fund obtained a 365 day unsecured revolving line of credit (the “Facility”) from State Street Bank and Trust Company (the “Bank”) pursuant to which it can borrow up to the lesser of (a) $5 million or (b) 10% of the Fund’s net assets. On April 25, 2006, this Facility was extended to April 24, 2007. This Facility can be used only (i) to temporarily finance the purchase or sale of securities or (ii) to finance the redemption of Fund shares. Interest charged on borrowings, which may be outstanding for a maximum of 60 days, shall be payable at a variable rate per annum equal to the Bank’s overnight federal funds rate plus 0.50% per annum. The Fund is charged a commitment fee of 0.10% per annum on the unused portion of the Facility. During the year ended December 31, 2006, the Fund did not borrow under the Facility.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
December 31, 2006

7. Investment Transactions
 Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 2006, were $41,958,954 and $53,895,176, respectively.

8. Fund Share Transactions
 The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the years ended December 31, 2006 and 2005, transactions in shares were as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005

	Shares	Amount	Shares	Amount

Sold	76,291	$14,512,649	109,398	$21,353,017
Reinvested	35,259	6,607,965	35,064	6,921,094
Redeemed	(133,045)	(25,388,174)	(50,939)	(10,033,157)

Net (decrease)/increase	(21,495)	$(4,267,560)	93,523	$18,240,954

9. Beneficial Interest
 At December 31, 2006, no shareholder owned more than 5% of the Fund’s outstanding shares.

10. Contractual Obligations
 The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Subsequent Event
 Effective January 1, 2007, the Fund will charge a 1.00% redemption fee.The redemption fee will be charged only if a shareholder redeems its shares within sixty days after the date of purchase of such shares. The redemption fee will not apply to shares that are acquired by reinvestment of dividends or other distributions of the Fund. In addition, the Fund may waive such redemption fee where such shares are purchased through or held in a vehicle where the vehicle sponsor has demonstrated to the Fund that either (a) a similar type of fee is imposed or (b) as determined by the Fund, short-term trading is otherwise adequately prohibited, prevented or deterred.

12. Recent Accounting Pronouncements
 In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
December 31, 2006

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, Management is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

W.P. Stewart & Co. Growth Fund, Inc.
Board Consideration and Approval of the Investment Advisory Services
Agreement (Unaudited)

At an in-person meeting of the Board of Directors held on September 19, 2006 and continued on October 24, 2006, the Board of the W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) approved the continuation of the Fund’s Investment Advisory Services Agreement (“Agreement”) for an additional year. In connection with its deliberations, the Board considered information furnished throughout the year at regular meetings, as well as information provided at the September meeting and the continuation of such meeting in October, derived from a number of sources and covering a range of issues.The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of W.P. Stewart & Co., Inc. (the “Adviser”).

In considering whether to continue the Agreement, the Board considered various factors, among them: (i) the nature, extent and quality of services provided to the Fund, including the personnel providing the services; (ii) investment performance; (iii) comparative expenses and Adviser profitability; (iv) economies of scale; and (v) the terms of the Agreement. The Board’s analysis of these factors is set forth below. Moreover, the Board reviewed materials provided by the Fund’s Adviser and Fund counsel which included, among other things, fee and expense information and performance comparisons of funds with investment objectives and policies similar to those of the Fund, prepared by Lipper Inc. (“Lipper”), a profitability report and expense information, prepared by the Adviser, information regarding the past performance of the Fund, prepared by Lipper, and memoranda outlining the legal duties of the Board. The Board regularly received information regarding (a) the Fund’s compliance with prospectus and regulatory requirements, (b) the allocation of the Fund’s brokerage and (c) the use of “soft” commission dollars to pay for research. The Board also met with investment advisory personnel from the Adviser. The Board considered factors relating to both the selection of the Adviser and the approval of the advisory fee when reviewing the Agreement.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board considered the quality of the services provided by the Adviser, and in that regard, considered the competence, professional personnel, responsiveness, integrity and ethics, financial security, legal representation (in-house and outside counsel), research capabilities, best execution, soft dollar arrangements, trading practices, compliance procedures and financial reporting controls, and the selection and use of Fund service providers by the Adviser. The Board reviewed a summary of the functions the Adviser performs for the Fund (that the Adviser does not perform for its institutional advisory clients). The Board determined that the quality of services received by the Fund was high.

INVESTMENT PERFORMANCE. The Board reviewed detailed information about the Fund’s portfolio composition and investment strategies and overall performance of the Adviser, including an analysis relative to market indices and comparable funds. More specifically, the Board considered the current investment performance of the Fund as well as the Fund’s performance (since inception) over the past 10 years, as compared to the S&P 500 Index, a peer group (a Lipper selected performance group of ten other no-load large cap growth funds (“Performance Group”)) and a group of all funds in the Lipper large cap growth category (“Performance Universe”). The Board noted that the Fund was in the second quintile of its Lipper Performance Group for 5 and 10 years, in the third quintile for 2, 3 and 4 years and in the fifth quintile for 1 year. It also noted that the Fund was in the first quintile of its Lipper Performance Universe for 5 years, in the second quintile for 2, 3 and 10 years, in the third quintile for 4 years and in the fifth quintile for 1 year. The Board also considered the economic, market and political considerations that can affect performance. The Board understood that market conditions and specific investment decisions could adversely affect the Fund’s investment performance in absolute and/or relative terms over short or long periods of time. The Board was satisfied with the Fund’s long-term performance and had confidence in the Adviser and the portfolio manager and their investment process.

W.P. Stewart & Co. Growth Fund, Inc.
Board Consideration and Approval of the Investment Advisory Services
Agreement (Continued) (Unaudited)

The Board noted that it would continue to monitor the performance of the Fund, the Adviser portfolio selection process and portfolio composition against the Fund’s investment objective and the Fund’s risk profile, best execution and portfolio turnover.

ADVISORY FEE AND ADVISER PROFITABILITY. The Board also took into consideration the financial condition and profitability of the Adviser and its affiliates as well as the direct and indirect benefits the Adviser and its affiliates received from the relationship with the Fund, including brokerage fees received by an affiliate. The Board noted that (i) the Adviser’s broker affiliate had lowered the commission rate charged on the Fund’s trades with effect from July 1, 2006, and (ii) after January 1, 2007, the Fund would no longer be charged brokerage commissions by the Adviser’s affiliate. The Board also considered the possible benefit to the Adviser from the use of “soft dollars” obtained from broker-dealers through payment of commissions on Fund transactions and the Adviser’s belief that soft dollars should be used for the benefit of clients, including the Fund. The Board compared the current advisory fee paid by the Fund to advisory fee data of a peer group (a Lipper selected expense group (“Expense Group”)) and its Lipper category universe of funds (“Expense Universe”). The Board also used for comparison a second expense group selected by Lipper composed of large, multi and small-cap growth funds (each was a stand-alone fund and not part of a fund complex). The comparison showed that the Fund management fee was in the highest quintile for all three Lipper groups. The Board reviewed general financial information about the Adviser and a profitability report documenting the Adviser’s profitability from services to the Fund and determined that the profits were not excessive.

ECONOMIES OF SCALE. The Board considered the effective fees under the Agreement as a percentage of assets at different levels and the potential for economies of scale. In connection therewith the current level of Fund assets was reviewed together with consideration of imposing Adviser fee breakpoint(s) and the extent to which economies of scale have been or would be realized as the Fund grows. In evaluating potential economies of scale, the Board considered information regarding fees charged by the Adviser to its institutional clients. The Board considered the size of the Fund as well as the fact that the Adviser has voluntarily assumed certain Fund expenses. The Board determined that no fee breakpoint was appropriate at this time in light of all of the circumstances considered.

CONCLUSION. In considering the approval of the Agreement, the Board did not identify any single factor as controlling. The Board reached the following conclusions regarding the Agreement and the services provided by the Adviser: (i) the Board expressed some concern for the Fund’s performance and expenses and suggested additional monitoring of expenses be performed during the course of the year; (ii) the Adviser possesses the capability and resources to perform the duties under the Agreement; (iii) the Adviser and the Fund’s service providers maintain appropriate compliance programs; and (iv) the Fund’s advisory fee was acceptable. Based on their conclusions, the continuance of the Agreement between the Fund and the Adviser was approved by the Board and separately by the Independent Directors.

W.P. Stewart & Co. Growth Fund, Inc.
Management of the Fund
December 31, 2006 (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Directors”. Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors”.

				No. of	Other
		Term of Office***		Portfolios	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Overseen Within	Held by the
Name, Age and Address**	with Fund	Time Served	During Past 5 Years	the Fund	Director****

Independent Directors:

Norman H. Brown, Jr. (59)	Director	Director since	Senior Managing Director of	1	Macquarie
		February 2003	Brock Capital Group LLC		Infrastructure
			(advisory and investment firm)		Company
since December 2003;
Managing Director/Senior
Advisor of Credit Suisse First
Boston (financial services
company) from 2000 to 2002.

Craig M. Ferguson (69)	Director	Director since	Retired since 1998; Founded	1	None
		June 2006	Craig M. Ferguson & Co. Inc.
(insurance brokerage firm) in
1970.

Margaret T. Monaco (59)	Director	Director since	Principal of Probus Advisors	1	Barnes &
		June 2006	(financial and management		Noble, Inc.;
			consultants) since		Stage Stores,
			October 2003; Chief Operating		Inc.
Officer of Merrill Lynch & Co.,
Inc. — Ventures LLC / Kecalp
Inc. (private equity employee
investment funds) from
April 1998 to October 2003.

Joseph M. Santarella (68)	Director	Director since	Retired since 1999; Managing	1	None
		July 2003	Director and Chief Fiduciary
Officer of Chase Manhattan
Private Bank, N.A. from 1996
to March 1999.

William F. Waters (74)	Director	Director since	Director of 30 offshore funds	1	Hansberger
		July 2003	advised by Permal Asset		Global
			Management since 1996;		Investors
			Managing Director of		International
			Haussman Holdings (an		Value Fund,
			offshore mutual fund) from		Emerging
			January 1998 to August 2005;		Markets
			Director of 18 offshore funds		Fund,
			advised by MFS Investment		Growth Fund
			Management from April 1996		and Core
			to December 2002.		Fund

W.P. Stewart & Co. Growth Fund, Inc.
Management of the Fund (Continued)
December 31, 2006 (Unaudited)

				No. of	Other
		Term of Office***		Portfolios	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Overseen Within	Held by the
Name, Age and Address**	with Fund	Time Served	During Past 5 Years	the Fund	Director****

Interested Directors:

Susan G. Leber* (40)	Director,	Director since	Managing Director-Chief	1	None
Trinity Hall	Treasurer	March 2006;	Financial Officer of W.P.
43 Cedar Avenue	and	Treasurer since	Stewart & Co., Ltd., the
Hamilton HM 12	Principal	June 1999;	Adviser’s parent, since
Bermuda	Financial	Principal Financial	March 2006; Deputy Managing
	Officer	Officer since	Director-Chief Financial
		January 2002	Officer of the Adviser’s parent,
from May 2005 to March 2006;
Deputy Managing Director -
Financial Operations of the
Adviser’s parent from
March 2003 to May 2005;
Director of Financial
Operations of the Adviser’s
parent from December 2001 to
March 2003; Ms. Leber also
serves as a Director of W.P.
Stewart Investment Partnership,
L.P. since December 2003.

Rocco Macri* (47)	Director	Director since	Managing Director-Chief	1	None
Trinity Hall		June 2006	Operating Officer of W.P.
43 Cedar Avenue			Stewart & Co., Ltd., the
Hamilton HM 12			Adviser’s parent, since
Bermuda			May 2005; Deputy Managing
Director-Chief Financial
Officer of the Adviser’s parent
from September 2001 to
May 2005; various officerships
and directorships with other
affiliates of the Adviser since
1999.

Information pertaining to the officers of the Fund who are not also Directors is set forth below:

John C. Mahler, Jr. (49)	President	President since	President and Portfolio	1	None
		January 2006	Manager of the Fund since
January 2006; Portfolio
Manager of the Adviser since
December 2005; Head of
Equities from January 2004 to
November 2005 and Director of
Research from October 2001 to
December 2003 at Brown
Brothers Harriman & Company
(financial services firm).

W.P. Stewart & Co. Growth Fund, Inc.
Management of the Fund (Continued)
December 31, 2006 (Unaudited)

				No. of	Other
		Term of Office***		Portfolios	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Overseen Within	Held by the
Name, Age and Address**	with Fund	Time Served	During Past 5 Years	the Fund	Director****

Michael W. Stamm (59)	Secretary	Secretary since	General Counsel and Assistant	1	None
	and Chief	October 2002;	Secretary of W.P. Stewart &
	Compliance	Chief Compliance	Co., Ltd., the Adviser’s parent,
	Officer	Officer since	and General Counsel and
		February 2004	Secretary of the Adviser since
August 2002. From 2000 to
July 2002, Mr. Stamm was
Executive Vice President and
General Counsel of
HealthMarket Inc., a health
care company.

Alison A. Proshan (38)	Assistant	Assistant	Associate General Counsel and	1	None
	Secretary	Secretary since	Assistant Secretary of W.P.
		June 1999	Stewart & Co., Ltd., the
Adviser’s parent, and Associate
General Counsel and Assistant
Secretary of the Adviser since
January 1999; various
officerships with other
affiliates of the Adviser since
1999.

*	“Interested person” of the Fund by reason of affiliation with the Adviser’s parent company.
**	Unless otherwise noted, the business address of the Directors and officers is 527 Madison Avenue, New York, NY 10022.
***	There is no set term of office for Directors and officers. The table shows the number of years for which they have served as Director and/or officer.
****	This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (that is “public companies”) or other investment companies registered under the 1940 Act.

Note: William J. Genco served as an Independent Director from June 6, 2006 until the date of his resignation on October 30, 2006.

Additional information about the Fund’s Directors and officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Fund either by mail at 527 Madison Avenue, New York, NY 10022 or via our toll free number: (888) 695 4092.

Anchin, Block & Anchin LLP
 Accountants and Consultants

1375 Broadway
 New York, New York 10018
(212) 840-3456
FAX (212) 840-7066

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
W.P. Stewart & Co. Growth Fund, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) as of December 31, 2006 and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years ended December 31, 2004 were audited by other independent auditors whose report, dated February 17, 2005, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York
February 19, 2007

(This page intentionally left blank.)

W.P. Stewart & Co. Growth Fund, Inc.
527 Madison Avenue
New York, NY 10022

Directors and Officers
John C. Mahler, Jr.	President
Susan G. Leber	Director, Treasurer and Principal Financial Officer
Norman H. Brown, Jr.	Director
Craig M. Ferguson	Director
Rocco Macri	Director
Margaret T. Monaco	Director
Joseph M. Santarella	Director
William F. Waters	Director
Michael W. Stamm	Secretary and Chief Compliance Officer
Alison A. Proshan	Assistant Secretary

Investment Adviser	Distributor
W.P. Stewart & Co., Inc.	ALPS Distributors, Inc.
527 Madison Avenue	1625 Broadway, Suite 2200
New York, NY 10022	Denver, CO 80202
(212) 750-8585

Administrator, Custodian,Transfer Agent and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Independent Registered
Public Accounting Firm	Legal Counsel
Anchin, Block & Anchin LLP	Davis Polk & Wardwell
1375 Broadway	450 Lexington Avenue
New York, NY 10018	New York, NY 10017

Quarterly Portfolio Schedule
 The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. The filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call (800) SEC 0330 for information on the operation of the Public Reference Room.)

Proxy Voting Policies and Procedures
 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC’s website at http://www.sec.gov.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

Item 2 – CODE OF ETHICS

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer or other persons performing similar functions. A copy is filed with this Form N-CSR as Exhibit 12(a)(1). No substantive amendments were approved or waivers were granted to this Code of Ethics during the period covered by this report.

Item 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors had determined that each of Mr. Norman H. Brown and Ms. Margaret T. Monaco, each of whom is a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Norman H. Brown and Ms. Margaret T. Monaco are each considered “independent” as defined by the SEC for purposes of this Item 3.

Item 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES (disclose annually only)

On August 16, 2005, Weiser LLP (“Weiser”) notified the Registrant that it was resigning as the independent registered public accounting firm for the Registrant’s fiscal year ended December 31, 2005. Weiser, in deciding to accept an engagement from W. P. Stewart & Co., Ltd. (the parent company of the Registrant’s investment adviser), determined that such engagement may give rise to a conflict with respect to its continuation as auditors of the Registrant. Notice of the resignation of Weiser was given to the Registrant’s Audit Committee and Board of Directors on August 16, 2005, each of which has accepted the resignation of Weiser and has selected Anchin, Block & Anchin LLP (“ABA”) as the Registrant’s independent registered public accounting firm for the Registrant’s fiscal year ended December 31, 2005.

*Information disclosed in Items 4(a) – (d), and (g) below is with respect to Weiser for the periods from January 1, 2005 – August 16, 2005 and is with respect to ABA for the periods from August 16, 2005 – December 31, 2005 and January 1, 2006 – December 31, 2006.

(a) Audit Fees –

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2005	$40,649
FY 2006	$40,000

(b) Audit-Related Fees –

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the Registrant:

FY 2005	$0
FY 2006	$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant’s investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

FY 2005	$0
FY 2006	$0

(c) Tax Fees –

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered the Registrant:

FY 2005	$1,612
FY 2006	$5,000

These services included review of federal and state income tax forms and federal excise tax forms.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant’s investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

FY 2005	$0
FY 2006	$0

(d) All Other Fees –

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the Registrant:

FY 2005	$0
FY 2006	$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant’s investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

FY 2005	$0
FY 2006	$0

(e)(1) Audit Committee’s Pre-Approval Policies -

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the Registrant to render audit or non-audit services, the engagement is approved by the Registrant’s Audit Committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the Registrant’s Audit Committee also, if applicable, pre-approves its accountant’s engagements for non-audit services with the Registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates to the operations and financial reporting of the Registrant.

(e)(2) Percentages of Services Approved by the Audit Committee -

All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C).

(f) Work Performed by Non-Full-Time, Permanent Employees of Auditor -

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) Aggregate Non-Audit Fees -

The aggregate non-audit fees billed by Registrant’s accountant for professional services rendered to the Registrant, to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were as follows:

FY 2005	$75,042
FY 2006	$0

(h) Auditor’s Independence -

The Registrant's Audit Committee has considered the provision of non-audit services that were rendered by accountant Weiser for the period from January 1, 2005 – August 16, 2005 and ABA for the periods from August 16, 2005 – December 31, 2005 and January 1, 2006 – December 31, 2006, as applicable, to the Registrant's investment adviser and the adviser’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the accountant, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the Registrant, its investment adviser and the adviser’s affiliates.

Item 5 –	AUDIT COMMITTEE OF LISTED COMPANIES

Not applicable.

Item 6 –	SCHEDULE OF INVESTMENTS

Included in Item 1.

Item 7 –	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS

Not applicable

Item 8 –	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

Item 9 –	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

Item 10 –	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the reporting period there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11 –	CONTROLS AND PROCEDURES

(a) The Registrant’s certifying officers have reasonably designed such disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act (17 CFR 270.30a -3(c)) to ensure material information relating to the Registrant is made known to us by others particularly during the period in which this report is being prepared. The Registrant’s certifying officers have determined that the Registrant’s disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act (17 CFR 270.30a -3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 –	EXHIBITS

12(a)(1)	Code of Ethics is attached hereto.

12(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99. CERT.

12(a)(3)	Not applicable.

12(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99. 906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

W.P. Stewart & Co. Growth Fund, Inc.

By:	/s/ John C. Mahler, Jr. John C. Mahler, Jr., President of W.P. Stewart & Co. Growth Fund, Inc.

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John C. Mahler, Jr. John C. Mahler, Jr., President of W.P. Stewart & Co. Growth Fund, Inc.

Date:	March 9, 2007

By:	/s/ Susan G. Leber Susan G. Leber, Director, Treasurer and Principal Financial Officer of W.P. Stewart & Co. Growth Fund, Inc.

Date:	March 9, 2007